                      SECURITIES AND EXCHANGE COMMISSION


                           Washington, D.C.  20549


                     ---------------------------------------


                                   FORM 8-K
                                Current Report



                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                       Date of Report: October 12, 1999




                     MERCANTILE CREDIT CARD MASTER TRUSTS
            (Exact name of registrant as specified in its charter)


          New York                   33-89380-01                37-0152681
----------------------------   ------------------------  ----------------------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
   of incorporation)                                     Identification Number)


Mercantile Bank
      National Association
      140 West Hawthorne
      Hartford, Illinois                                 62048
----------------------------------------------       --------------
(Address of principal executive offices)               (Zip Code)


              Registrant's telephone number, including area code:

                                (618) 251-2035

ITEM 5.   OTHER EVENTS.
          -------------

          The September 1999 Monthly Report to investors was delivered to the trustee of the Mercantile Credit Card Master Trust on October 12, 1999.

ITEM 7.   EXHIBITS.
          ---------

          The following is filed as an exhibit to this Report.

          Exhibit 1 Monthly Report to Floating Rate Credit Card Participation Certificates, Series 1995-1, investors for the month of September, 1999.

                                  SIGNATURE
                                  ---------

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    Mercantile Bank
                                    National Association, Servicer


                                    By:    \s\ Keith Roever

                                    Name:  Keith Roever
                                    Title: President



Date: October 15, 1999

                              INDEX TO EXHIBITS
                              -----------------

Exhibit
Number                              Exhibits
-------                             --------
  1                                 Monthly Report to Floating Rate
                                    Credit Card Participation Certificates,
                                    Series 1995-1, investors for the month
                                    of September, 1999.